Exhibit 99.16

                         UNITED STATES BANKRUPTCY COURT
                           MIDDLE DISTRICT OF FLORIDA
                              JACKSONVILLE DIVISION

In re                                                )

CARDIAC CONTROL SYSTEMS, INC.,                       )  Case No.:   99-06852-3P1

                           Debtor.                   )

                                                     )


                            NOTICE OF FILING DEBTOR'S
                         FINANCIAL REPORT FOR THE PERIOD
                   DECEMBER 1, 2000 THROUGH DECEMBER 31, 2000
                   ------------------------------------------

     Debtor, Cardiac Control Systems, Inc., gives notice of the filing of the attached monthly financial reports for the period December 1, 2000 through December 31, 2000.

                                       STUTSMAN & THAMES, P.A.

                                      By /s/ Nina M. LaFleur
                                        ----------------------------------------
                                      Nina M. LaFleur
                                      Florida Bar Number 0107451
                                      121 West Forsyth St., Suite 600
                                      Jacksonville, Florida  32202
                                      (904) 358-4000
                                      (904) 358-4001 (Facsimile)

                                     Attorneys for Cardiac Control Systems, Inc.

                             Certificate of Service

     I certify that a copy of the foregoing notice, together with a copy of the debtor's monthly financial report for December, 2000 were furnished by mail to the Office of the United States Trustee, 135 W. Central Boulevard, Suite 620, Orlando, Florida 32801; Jeffry R. Jontz, Esq., Carlton, Fields, Ward, Emmanuel, Smith & Cutler, P.A., 255 S. Orange Avenue, Post Office Box 1171, Orlando, Florida 32802; and to David E. Otero, Esq., Akerman, Senterfitt, 50 North Laura Street, Suite 2750, Jacksonville, Florida 32202 on this 23 day of January, 2001.

                                         /s/ Nina M. LaFleur
                                         ---------------------------------------
                                         Attorney

                         UNITED STATES BANKRUPTCY COURT
                           MIDDLE DISTRICT OF FLORIDA
                              JACKSONVILLE DIVISION

                                           CASE NO: 99-06852-3P1
IN RE

CARDIAC CONTROL SYSTEMS, INC.                   JUDGE GEORGE L. PROCTOR

DEBTOR                                          CHAPTER 11


                  DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)

                                 FOR THE PERIOD

                   FROM December 1, 2000 TO December 31, 2000

Comes now the above-named debtor and files its Periodic Financial Reports in accordance with the guidelines established by the United States Trustee and FRBP 2015.



                                              ----------------------------------
                                              Stutsman & Thames PA
                                              Attorney for Debtor

Debtor's Address                              Attorney's Address
                                              and Phone Number

PO Box 353339,                                121 West Forsyth Street, Suite 600
PALM COAST FL 32135-3339                      Jacksonville FL  32202
904-445-5476                                  904-358-4000

                      MONTHLY FINANCIAL REPORT FOR BUSINESS
                      -------------------------------------

Name of Debtor:  Cardiac Control Systems, Inc           Case Number 99-06852-3P1

    Reporting Period beginning December 1, 2000 and ending December 31, 2000

Date of Petition September 3, 1999

                                                                                                          CUMULATIVE
                                                                                                          ----------
                                                                        CURRENT MONTH                  PETITION TO DATE
                                                                        -------------                  ----------------
1.      CASH AT BEGINNING OF PERIOD                                        $30,144.75                        $963.56
                                                                 --------------------- ------------ ------------------

2.      RECEIPTS
            A.  Cash Sales (List attached)                                                                 $8,968.00
                 Less: Cash Discount re Shree LOC                                                         ($1,500.00)
            B.  Collection on Postpetition A/R                                                             $7,405.05
            C.  Collection on Prepetition A/R                                                             $84,451.11
            D.  Other Receipts (List attached)                                                         $1,311,322.72
                                                                 --------------------- ------------ ------------------
3.      TOTAL RECEIPTS                                                                                 $1,410,646.88
                                                                 --------------------- ------------ ------------------
4.      TOTAL CASH AVAILABLE FOR OPERATIONS                                $30,144.75                  $1,411,610.44
                     (Line 1 + Line 3)
                                                                 --------------------- ------------ ------------------

5.      DISBURSEMENTS
            A.  US Trustee Quarterly Fees                                                                  $7,000.00
            B.  Net Payroll                                                                               $23,528.70
            C.  Payroll Taxes Paid                                                                            $20.53
            D.  Sales and Use taxes
            E.  Other Taxes                                                                              $107,373.08
            F.  Rent
            G.  Other Leases (Attachment 3)
            H.  Telephone                                                                                  $4,416.55
            I.  Utilities                                                                                  $9,750.95
            J.  Travel and Entertaining
            K.  Vehicle Expenses
            L.  Office Supplies                                                                              $184.50
            M.  Advertising
            N.  Insurance (Attachment 7)
            O.  Purchases of Fixed Assets
            P.  Purchases of Inventory
            Q.  Manufacturing Supplies
            R.  Repairs and Maintenance (List Attached)                                                    $5,519.57
            S.  Payments to Secured Creditors                              $23,265.29                  $1,138,295.68
            T.  Other Operating Expenses (List Attached)                    $2,853.55                    $111,494.67
                                                                 --------------------- ------------ ------------------
6.      TOTAL CASH DISBURSEMENTS                                           $26,118.84                  $1,407,584.53
                                                                 --------------------- ------------ ------------------
7.      ENDING CASH BALANCE (Line 4 - Line 6)                               $4,025.91                       $4,025.91
                                                                 ===================== ============ ==================

I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.

         This nineteenth day of January, 2000
                                                              /s/ W. Alan Walton
                                                              ------------------
                                                                  W. Alan Walton
                    Reconciliation
                    --------------
                    Petty Cash Balance
                    Bank of America DIP A/C Balance              $4,025.91
                                                                 ---------
                    Ending Cash Balance Line 7                   $4,025.91
                                                                 =========

                ADDENDUM TO MONTHLY FINANCIAL REPORT FOR BUSINESS
                -------------------------------------------------
                           CASH RECEIPTS AND PAYMENTS
                           --------------------------

Name of Debtor: Cardiac Control Systems, Inc.           Case Number 99-06852-3P1

    Reporting Period beginning December 1, 2000 and ending December 31, 2000

A.       Cash Sales                                                             ACCOUNT INTO WHICH RECEIPT DEPOSITED
                                                                                ------------------------------------
       Date                  Payor                    Reason                         Petty Cash          Bank of           TOTAL
       ----                  -----                    ------                         ----------          -------           -----
                                                                                                       America DIP
                                                                                                       -----------
                                                                                                                             $0.00
                                                                                 ----------------- --- ------------- ---------------
                                                                                            $0.00             $0.00           $0.00
                                                                                 ----------------- --- ------------- ---------------
B.       Collection on Postpetition A/R                                   ACCOUNT INTO WHICH RECEIPT DEPOSITED
                                                                          ------------------------------------
       Date                       Payor                                       Coast Business           Bank of            TOTAL
       ----                       -----                                       ---------------          -------            -----
                                                                                   Credit            America DIP
                                                                                   ------            -----------

                                                                              ----------------- ------------------- ----------------
                                                                                         $0.00               $0.00            $0.00
                                                                              ----------------- ------------------- ----------------
C.       11/30/00
       Date                       Payor                                       Coast Business           Bank of            TOTAL
       ----                       -----                                       ---------------          -------            -----
                                                                                   Credit            America DIP
                                                                                   ------            -----------


                                                                         ---------------------- ------------------- ----------------
                                                                                         $0.00               $0.00            $0.00
                                                                         ---------------------- ------------------- ----------------

D.       Other Receipts                                                   ACCOUNT INTO WHICH RECEIPT DEPOSITED
                                                                          ------------------------------------
       Date                      Payor                     Reason             Coast Business           Bank of            TOTAL
       ----                      -----                     ------             ---------------          -------            -----
                                                                                   Credit            America DIP
                                                                                   ------            -----------

                                                                              ----------------- ------------------- ----------------

                                                                              ----------------- ------------------- ----------------

                                                                                                             $0.00            $0.00

                                                                              ==================== ================ == =============

                ADDENDUM TO MONTHLY FINANCIAL REPORT FOR BUSINESS
                -------------------------------------------------

                         5. T. Other Operating Expenses

 Name of Debtor:  Cardiac Control Systems, Inc.         Case Number 99-06852-3P1

    Reporting Period beginning December 1, 2000 and ending December 31, 2000

       Date               Payee                                         Purpose                                       Payment


    19-Dec-00       Miles &                Intellectual Property - European Pat. Appln. 97 300 841.0 Corr.            $2,405.67
                    Stockbridge PA         to U.S. Patent 5,127,403 re foreign associates

    19-Dec-00       Sun Trust              Stock Transfer Agent Fee Bill, November, 2000                                $447.50

                                                                                                                    ------------
    30-Nov-00       Bank of America        Service Charge                                                                 $0.38
                                                                                                                    ------------

                                                                                                                      $2,853.55
                                                                                                                    ============


                          5. R. Repairs and Maintenance
Bank of America
---------------                                                                                                     ------------
                                                                                                                          $0.00
                                                                                                                    ============

                                  ATTACHMENT 1
                                  ------------


              MONTHLY ACCOUNTS RECEIVABLE AGING AND RECONCILIATION
              ----------------------------------------------------


Name of Debtor:  Cardiac Control Systems, Inc.          Case Number 99-06852-3P1

    Reporting Period beginning December 1, 2000 and ending December 31, 2000


ACCOUNTS RECEIVABLE AT PETITION DATE                                                                                     $225,115.40
                                                                                                                         ===========

ACCOUNTS RECEIVABLE RECONCILIATION
   (Include all accounts receivable, pre-petition and post-petition, including charge card sales which have not been received):

                  Beginning of Month Balance                                                                             $133,486.29
         PLUS:  Current Month New Billings                                                                                     $0.00
         LESS:  Collections During Month                                                                                       $0.00
                                                                                                                         -----------
                  End of Month Balance                                                                                   $133,486.29
                                                                                                                         ===========


AGING:  (Show the total amount for each group of accounts incurred since filing the petition)
      0-30 Days               31-60 Days              61-90 Days           Over 90 Days                                Total
               $ 0.00                                                                                                         $ 0.00

------------------------------------------------------------------------------------------------------------------------------------
                                                               30-Nov-00
        Date                     Name                                                                                 Amount

                                                                                                                         -----------
                                                                                                                         -----------
Monthly Total                                                                                                                 $ 0.00
                                                                                                                         ===========

                                  ATTACHMENT 2
                                  ------------


              MONTHLY ACCOUNTS PAYABLE AND SECURED PAYMENTS REPORT
              ----------------------------------------------------


Name of Debtor:  Cardiac Control Systems, Inc.          Case Number 99-06852-3P1

    Reporting Period beginning December 1, 2000 and ending December 31, 2000


In the space below list all invoices or bills incurred and not paid since the filing of the petition. Do not include amounts owed prior to filing the petition.



                     Days                                                                            Detailed          Sub-Total
                     -----                                                                           --------          ---------
 Date Incurred    Outstanding            Vendor                            Description                 Amount           Per Creditor
 -------------    -----------            ------                            -----------                ------           ------------

   23-Nov-99          372       Cobb, Cole & Bell             Post-petition Legal work                  $656.25         $656.25

   31-Dec-00           0        US Trustee                    Quarterly Fee Fourth Qtr. 2000            $500.00         $500.00

                                                              European Patent Application No.
   27-Dec-00           3        Miles & Stockbridge           97300841.1 corresponding to US            $750.00         $750.00
                                                              Serial No. 08/625,067 (estimated)


                                                                                                      ----------------------------
                                                                                                      $1,906.25       $1,906.25

                                                                                                      ==============================

                                  ATTACHMENT 3
                                  ------------


                        INVENTORY AND FIXED ASSETS REPORT
                        ---------------------------------

Name of Debtor:  Cardiac Control Systems, Inc.          Case Number 99-06852-3P1

    Reporting Period beginning December 1, 2000 and ending December 31, 2000


                                INVENTORY REPORT
                                ----------------
    INVENTORY BALANCE AT PETITION DATE                                                                           $8,000.00
                                                                                                       ====================

    INVENTORY RECONCILIATION:

             Inventory Purchased During Month                                                                        $0.00
             Inventory Balance at Beginning of Month                                                               $800.00
             Inventory Used or Sold                                                                                  $0.00
                                                                                                       --------------------
             Inventory Balance on Hand at End of Month                                                             $800.00
                                                                                                       ====================


    METHOD OF COSTING INVENTORY
             Estimated realizable value for finished products, nil value for raw materials etc.



              11/30/00          FIXED ASSET REPORT
                                ------------------

    FIXED ASSETS FAIR MARKET VALUE AT PETITION DATE                                                                  $0.00
                                                                                                       ====================


    (Includes Property, Plant and Equipment)



    -----------------------------------------------------------------------------------------------------------------------


    FIXED ASSETS RECONCILIATION:

    Fixed Asset Book Value at beginning of Month                                                                     $0.00
             LESS:  Depreciation Expense                                                                             $0.00
             LESS:  Disposals                                                                                        $0.00
             PLUS:  New Purchases                                                                                    $0.00
                                                                                                       --------------------

    Ending Monthly Balance                                                                                           $0.00
                                                                                                       ====================


                        BRIEF                         DESCRIPTION OF FIXED
                                                      ASSETS PURCHASED OR
                                                      DISPOSED OF FUNDING DURING
                                                      THE REPORTING PERIOD:
                                                                                                       Estimated Disposal
                                                                                     Proceeds                 Value

                                                                                                       --------------------
                                                                                                                     $0.00
                                                                                                       ====================

                                  ATTACHMENT 4
                                  ------------


                       MONTHLY BANK ACCOUNT RECONCILIATION
                       -----------------------------------


Name of Debtor:  Cardiac Control Systems, Inc.          Case Number 99-06852-3P1

    Reporting Period beginning December 1, 2000 and ending December 31, 2000

A separate sheet is required for each bank account, including all savings and investment accounts, i.e. certificates of deposit, money market accounts, stocks and bonds, etc.

         NAME OF BANK - Bank of America                     BRANCH Gov't Banking

                  ACCOUNT NAME: - Cardiac Control Systems, Inc.
                         Debtor in Possession, 99-06852
                                Operating Account

                           ACCOUNT NUMBER 375 400 1378

                           PURPOSE OF ACCOUNT Checking

                                       Beginning Balance                                             $30,144.75
                                       Total of Deposits Made                                             $0.00
                                       Total Amounts of Checks Written                               $26,118.46
                                                                                              ------------------
                     31-Dec-00         Service Charges                                                    $0.38
                                                                                              ------------------
                                       Closing Balance                                                $4,025.91
                                                                                              ==================
                                       Number of Last Check Written This Period                            1071
                                       Number of First Check Written This Period                           1069
                                       Total Number of Checks Written This Period                             3


                               INVESTMENT ACCOUNTS
               Type of Negotiable             Face Value
                    Instrument

                       NONE

                                  ATTACHMENT 5
                                  ------------

                                 CHECK REGISTER
                                 --------------


Name of Debtor:  Cardiac Control Systems, Inc.          Case Number 99-06852-3P1

    Reporting Period beginning December 1, 2000 and ending December 31, 2000

A separate sheet is required for each bank account, including all savings and investment accounts, i.e. certificates of deposits, money market accounts, stocks and bonds, etc.

NAME OF BANK - Bank of America              BRANCH  Gov't Banking

                   ACCOUNT NAME: Cardiac Control Systems, Inc.
                         Debtor in Possession, 99-06852
                                Operating Account


                           ACCOUNT NUMBER 375 400 1378

                           PURPOSE OF ACCOUNT Checking

  Account for All Check Numbers, Including Voided, Lost, Stopped Payment, Etc.

       Date        Check Number    Payee                                  Purpose                                          Amount
       ----        ------------    -----                                  -------                                          ------
     19-Dec-00          1069       Miles & Stockbridge PA                 Intellectual Property - European Pat.
                                                                          Appln. 97 300 841.0 corr. to US
                                                                          Patent 5,127,403 re foreign associates           $2,405.67

     19-Dec-00          1070       Sun Trust                              Stock Transfer Agent Fee Bill,
                                                                          November 2000                                      $447.50

     21-Dec-00          1071       Coast Business Credit                  Payment under stipulation to Secured
                                                                          Creditor                                        $23,265.29


                                                                                                                          ----------
                                                                                                                          $26,118.46
                                                                                                                          ==========

                                  ATTACHMENT 6
                                  ------------

                               MONTHLY TAX REPORT
                               ------------------

Name of Debtor:  Cardiac Control Systems, Inc.        Case Number   99-06852-3P1

    Reporting Period beginning December 1, 2000 and ending December 31, 2000

                           TAXES PAID DURING THE MONTH
                           ---------------------------

Report all post-petition taxes paid directly or deposited into the tax account.


                  Date                      Payee                      Description               Amount


                                                                                                  $0.00
                                                                                                 =======


--------------------------------------------------------------------------------


                               TAXES OWED AND DUE
                               ------------------

        Report all unpaid post-petition taxes including Federal and State withholding FICA, State sales tax, property tax, unemployment tax, and State workmen's compensation. Date last tax return
                       filed August 2, 1999, Period 1998.


         Name of Taxing             Date Payment Due          Description                        Amount
         Authority                  ----------------          -----------                        ------
         --------------
         State of Delaware          1-Mar-01         2000 Annual Franchise Tax and               $1,620.00
                                                              Filing Fee

                                  ATTACHMENT 7
                                  ------------

                    SUMMARY OF OFFICER OR OWNER COMPENSATION
                    ----------------------------------------

                  SUMMARY OF PERSONNEL AND INSURANCE COVERAGES
                  --------------------------------------------

Name of Debtor:  Cardiac Control Systems, Inc.          Case Number 99-06852-3P1

    Reporting Period beginning December 1, 2000 and ending December 31, 2000

Report all compensation received during the month. Do not include reimbursement for expenses incurred for which you have receipts.

         Name of Officer or Owner                             Title                              Amount Paid


         W. Alan Walton                              Vice President and COO

--------------------------------------------------------------------------------

                                PERSONNEL REPORT
                                ----------------
                                                                                         Full Time           Part Time
        Number of Employees at beginning of period                                           0                   1
        Number hired during the period                                                       0                   0
        Number terminated or resigned during period                                          0                   0


--------------------------------------------------------------------------------

                            CONFIRMATION OF INSURANCE
                            -------------------------
                                    11/30/00
                                    --------

List all policies of insurance in effect, including but not limited to workers' compensation, liability, fire, theft, comprehensive, vehicle, health and life.

                                                                 Date Premium
  Carrier       Agent and Phone Number    Expiration Date             Due

                                  ATTACHMENT 8
                                  ------------

                SIGNIFICANT DEVELOPMENTS DURING REPORTING PERIOD
                ------------------------------------------------


The following significant events occurred during the reporting period December 1, 2000 through December 31, 2000.

1. The scheduled Bankruptcy Court hearing to consider and, if thought fit, approve the Plan of Reorganization was continued to January 30, 2001.

2. The sale of the remaining intellectual property to Appro Health Care, Inc. was negotiated subject to the approval of the bankruptcy Court.